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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: February 28, 2005


                          DALECO RESOURCES CORPORATION
               (Exact name of registrant as specified in Charter)

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

         Nevada                                  0-12214                                23-2860739
----------------------------               --------------------             ---------------------------------
(State or other jurisdiction               (Commission File No)             (IRS Employee Identification No.)
      of Incorporation)
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            120 North Church Street, West Chester, Pennsylvania 19380
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 610-429-0181


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.

         Material Contract:

         Daleco Resources Corporation entered into Market and Product Development Agreement with EEC North America LLC, a Pennsylvania Limited Liability Corporation, with offices at Abington Hall, Suite 300, 1777 Sentry Parkway West, Blue Bell, PA 19422, (hereinafter "EEC"); Organica Biotech, Inc., a Pennsylvania Corporation, with offices in 705 General Washington Avenue, Suite 500, Norristown, PA 19403 (hereinafter "Organica"); and Enviro/Sci Corporation, a Pennsylvania Corporation, having its address at P.O. Box 2063, Southeastern, PA 19399-2063 (hereinafter "ESC"). Daleco's obligation under the Agreement was conditioned upon approval of Daleco's Board of Directors which approval was obtained on February 24, 2005.

         The Agreement provides that the parties will share their respective intellectual property with each other pursuant to their existing non-disclosure agreements, all of which are hereby extended until February 21, 2010 in order to review their existing products and services to determine whether the needs of the Relevant Market are being met. This will involve defining the needs of the Relevant Market, the products and services being offered, in general, and how a Bundled Approach would benefit the customers in the Relevant Market. To the extent that new products or services need to be developed and the Parties agree to do so, the Party who develops the new product or service will own all intellectual property so developed, with each of the non-developing Parties having a license to use such intellectual property as part of the Bundled Approach. To the extent that the Parties specifically agree to develop products or services jointly, they will define at the outset, in writing, how the intellectual property will be owned. The Parties further agree that any product or service developed, either separately or jointly, which results from the Parties' interaction shall be made available to all Parties without undue restrictive fees and /or covenants

         A copy of the Agreement is attached hereto as Exhibit 10.39




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Daleco Resources Corporation
                                         ----------------------------
                                                  (Registrant)


Date:  February 28, 2005
                                         /s/ Gary J. Novinskie
                                             ----------------------------------
                                             Gary J. Novinskie, President